Exhibit 99.1

STOCK PURCHASE AGREEMENT

BY AND BETWEEN

LANTRONIX, INC.

AND

TL INVESTMENT GMBH

April 24, 2012

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ii

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT, dated April 24, 2012 (this “Agreement”) is entered into by and between Lantronix, Inc., a Delaware corporation (“Lantronix”) and TL Investment GmbH, a limited liability company organized under the laws of Germany (the “Buyer”).

WHEREAS, Buyer desires to subscribe for and buy, and Lantronix desires to sell, one million six hundred five thousand seven hundred and nine (1,605,709) shares of common stock of Lantronix (the “Lantronix Shares”) upon the terms and conditions set forth below.

 NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lantronix and Buyer hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01                      Definitions.  As used in this Agreement, the following terms have the meanings indicated:

“Action” against a Person means any lawsuit, action, proceeding or complaint before any Governmental Authority, mediator or arbitrator.

 “Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by,” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning specified in the introductory paragraph.

“Business Day” means any day other than a Saturday, Sunday, or a legal holiday for commercial banks in Irvine, California and Frankfurt am Main, Germany.

“Buyer” shall have the meaning specified in the introductory paragraph.

“Buyer Material Adverse Effect” means any material and adverse effect on (a) the assets, liabilities, financial condition or business affairs of Buyer or (b) the ability of Buyer to consummate the transactions contemplated by this Agreement.  Notwithstanding the foregoing, a Buyer Material Adverse Effect shall not include any effect resulting or arising from: (i) any change in general economic conditions in the industries or markets in which Buyer operates that do not have a disproportionate impact on Buyer; (ii) national or international political, diplomatic or military conditions, including any engagement in hostilities, whether or not pursuant to a declaration of war, or the occurrence of any military or terrorist attack; (iii) changes in GAAP or other accounting principles; or (iv) the announcement of this Agreement or the transactions contemplated hereby.

“Buyer Related Parties” shall have the meaning specified in Section 7.02.

“Buyer Specified Parties” shall have the meaning specified in Section 4.06.

“Cash Consideration” shall have the meaning specified in Section 2.01.

“Closing” shall have the meaning specified in Section 2.02.

“Closing Date” shall have the meaning specified in Section 2.02.  The Closing Date and date of this Agreement shall be the same date.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Governmental Authority” shall include the country, state, county, city and political subdivisions in which any Person or such Person’s Property is located or which exercises valid jurisdiction over any such Person or such Person’s Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authorities that exercise valid jurisdiction over any such Person or such Person’s Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, Buyer or Lantronix or any of their Property.

“Indemnified Party” shall have the meaning specified in Section 7.03.

“Indemnifying Party” shall have the meaning specified in Section 7.03.

“Lantronix” shall have the meaning specified in the introductory paragraph.

“Lantronix Material Adverse Effect” means any material and adverse effect on (a) the assets, liabilities, financial condition or business affairs of Lantronix or (b) the ability of Lantronix to consummate the transactions contemplated by this Agreement.  Notwithstanding the foregoing, a Lantronix Material Adverse Effect shall not include any effect resulting or arising from: (i) any change in general economic conditions in the industries or markets in which Lantronix operates that do not have a disproportionate impact on Lantronix; (ii) national or international political, diplomatic or military conditions, including any engagement in hostilities, whether or not pursuant to a declaration of war, or the occurrence of any military or terrorist attack; (iii) changes in GAAP or other accounting principles; or (iv) the announcement of this Agreement or the transactions contemplated hereby.

“Lantronix Shares” shall have the meaning specified in the recitals.

“Lantronix Related Parties” shall have the meaning specified in Section 7.01.

“Lantronix Specified Parties” shall have the meaning specified in Section 3.09.

“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.  For the purpose of this Agreement, a Person shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Party” or “Parties” means Lantronix and the Buyer, individually or collectively, as the case may be.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

 “Representatives” of any Person means the Affiliates, control persons, officers, directors, employees, agents, counsel, investment bankers and other representatives of such Person.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

ARTICLE II.

PURCHASE AND SALE OF UNITS

Section 2.01                      Lantronix Shares; Purchase Price.  Subject to the terms and conditions of this Agreement, Lantronix agrees to sell at the Closing the Lantronix Shares to Buyer and Buyer agrees to purchase at the Closing the Lantronix Shares from Lantronix for a purchase price of $4,500,000 (the “Cash Consideration”).

Section 2.02                      Closing.  Subject to the terms and conditions of this Agreement, the delivery of the Lantronix Shares in book-entry form, the execution and delivery of all other instruments, agreements and other documents required by this Agreement and the payment of the Cash Consideration, the Closing (the “Closing”) shall take place on April 25, 2012 at 7:30 a.m. Pacific Time, or if the Parties hereafter agree, at such other time as the Parties agree (the “Closing Date”).  The Closing shall take place at the offices of Paul Hastings LLP, 695 Town Center Drive, Seventeenth Floor, Costa Mesa, California 92626.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Lantronix on the Closing Date, as follows:

Section 3.01                      Valid Existence.  Buyer is a limited liability company (Gesellschaft mit beschränkter Haftung) duly organized and validly existing in good standing under the laws of Germany with requisite limited liability company power and authority to own, lease and operate its properties and assets and to conduct its business as its business is now being conducted and is duly qualified to conduct business as a foreign limited liability company in, and is in good standing under the laws of, each jurisdiction which requires such qualification, except where a failure to so qualify or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

Section 3.02                      No Conflict.  The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby do not and will not (a) contravene or conflict with, or constitute a violation of any provision of, any Law binding upon or applicable to Buyer or by which any of Buyer’s Properties is bound or affected; or (b) contravene or conflict with Buyer’s Articles of Association or other constituent or charter documents, except, in the case of clauses (a) and (b), any items that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

Section 3.03                     Authority.  Buyer has the requisite power and authority to execute and deliver this Agreement, perform Buyer’s obligations herein, and consummate the transactions contemplated hereby.  The execution and delivery of, and the performance by, Buyer of its obligations under this Agreement have been duly and validly authorized by Buyer, and this Agreement has been duly executed and delivered by Buyer and constitutes a valid and legally binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of Buyer’s obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless whether enforcement is considered in a proceeding in equity or at law.

Section 3.04                      Compliance with Laws.  Buyer is not in violation of any judgment, decree or order or any Law applicable to Buyer, except as would not, individually or in the aggregate, have a Buyer Material Adverse Effect.

Section 3.05                      Approvals.  No authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by Buyer of this Agreement, except (a) those that have been made or obtained under the Securities Act; or (b) such other approvals as have been obtained on or prior to the Closing Date, or where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

Section 3.06                      Buyer Intent.  Buyer is acquiring the Lantronix Shares for Buyer’s own account, for investment purposes only, not for any other Person and not for the purpose of resale or distribution.  Buyer has not entered into any written or oral agreement to sell, transfer or otherwise dispose of any of the Lantronix Shares.

Section 3.07                      Accredited Investor.  Buyer is an “accredited investor” (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

Section 3.08                      Principal Place of Business.  The principal place of business of Buyer is Biesingerstrasse 27, Tuebingen D-72072, Germany.

Section 3.09                      No Reliance.  Buyer has not looked to, or relied in any manner upon, Lantronix or any of its Affiliates, directors, officers, managers, partners, employees, agents or representatives (collectively, the “Lantronix Specified Parties”) for advice about tax, financial or legal consequences of the purchase of the Lantronix Shares, and none of the Lantronix Specified Parties has made or is making any representations to Buyer about, or guaranties of, tax, financial or legal outcomes of a purchase of or an investment in the Lantronix Shares.  Buyer has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment in the Lantronix Shares and the transactions contemplated by this Agreement.  Buyer understands that it (and not the Lantronix Specified Parties) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  Buyer has had the opportunity to consult with its own legal counsel in connection with its investment in the Lantronix Shares and acknowledges that Buyer is relying solely on its own legal counsel, and not on Lantronix or any of the other Lantronix Specified Parties or any of their respective agents, for legal advice with respect to this investment or the transactions contemplated by this Agreement.  The Buyer confirms that Lantronix has provided all necessary information that a prudent business person would in its reasonable judgment consider important in order to be able to properly evaluate the chances and risks involved in the transactions contemplated by this Agreement.  As a result, the Buyer confirms that Buyer is not aware of any breaches of any representations or warranties given by Lantronix under this Agreement.

Section 3.10                      No General Solicitation; No Other Representations.  Buyer has not received any general solicitation or general advertisement in connection with the purchase of the Lantronix Shares.  Buyer has not received any representations or warranties from Lantronix or any other Person acting on behalf of Lantronix, other than those contained in this Agreement.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF LANTRONIX

Lantronix represents and warrants to Buyer on the Closing Date, as follows:

Section 4.01                      Valid Existence.  Lantronix is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with requisite corporate power and authority to own, lease and operate its properties and assets and to conduct its business as its business is now being conducted and is duly qualified to conduct business as a foreign corporation in, and is in good standing under the laws of, each jurisdiction which requires such qualification, except where a failure to so qualify or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Lantronix Material Adverse Effect.

Section 4.02                      No Conflict.  The execution, delivery and performance by Lantronix of this Agreement and the consummation by Lantronix of the transactions contemplated hereby do not and will not (a) contravene or conflict with, or constitute a violation of any provision of, any Law binding upon or applicable to Lantronix or by which any of Lantronix’s Properties is bound or affected; (b) conflict with or result in a breach or violation of any provision of, or constitute a default under (or an event that with or without notice or lapse of time, or both, could reasonably be expected to become a default), or otherwise give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation or acceleration under, any note, bond, mortgage, indenture, lease, franchise, permit or other agreement or instrument to which Lantronix is a party or by which Lantronix or any of Lantronix’s properties or assets is bound or affected; or (c) contravene or conflict with the Company’s Certificate of Incorporation or Bylaws, except, in the case of clauses (a), (b) and (c), any items that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Lantronix Material Adverse Effect.

Section 4.03                      Authority.  Lantronix has the requisite power and authority to execute and deliver this Agreement, perform Lantronix’s obligations herein, and consummate the transactions contemplated hereby. The execution and delivery of, and the performance by, Lantronix of its obligations under this Agreement constitute a valid and legally binding agreement, enforceable against Lantronix in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal, state or foreign securities laws or principles of public policy and subject to the qualification that the enforceability of Lantronix’s obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles, regardless whether enforcement is considered in a proceeding in equity or at law.

Section 4.04                      Compliance with Laws.  Lantronix is not in violation of any judgment, decree or order or any Law applicable to Lantronix, except as would not, individually or in the aggregate, have a Lantronix Material Adverse Effect.

Section 4.05                      Governmental Authorization; Consents.  The execution, delivery and performance by Lantronix, and the consummation by Lantronix of the transactions contemplated hereby will not require any consent, approval, action, order, authorization, or permit of, or registration or filing with, any Governmental Authority, other than (a) such as may be required under the Securities Act and any applicable state or foreign securities laws, and (b) other consents, approvals, actions, orders, authorizations, registrations, declarations, filings and permits which, if not obtained or made, would not have a material adverse effect on Lantronix or the ability of Lantronix to consummate the transactions contemplated by this Agreement.

Section 4.06                      Capitalization; Shares Duly Authorized.

(a)           The authorized capital stock of the Company consists of one hundred million (100,000,000) shares of common stock, $0.0001 par value per share, of which 10,588,838 shares are issued and outstanding as of the date hereof, and five million (5,000,000) shares of preferred stock, $0.0001 par value per share, with such designations, rights, preferences and privileges as may be determined from time to time by the Company’s Board of Directors, none of which are issued and outstanding.

(b)           All of the Lantronix Shares to be issued to Buyer pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

Section 4.07                      Securities Laws.  Neither the Company nor anyone acting on its behalf has offered the shares sold hereunder to any person other than the Buyer.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the shares sold hereunder to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any state or foreign jurisdiction.

Section 4.08                      Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

Section 4.09                      Principal Place of Business.  The principal place of business of Lantronix is 167 Technology Drive, Irvine, California 92618.

ARTICLE V.

AGREEMENTS AND ACKNOWLEDGEMENTS

Section 5.01                      Agreements and Acknowledgements of Buyer.  Buyer hereby agrees and acknowledges to Lantronix as follows:

(a)           No Registration.  Buyer understands and agrees that the Lantronix Shares being acquired hereunder by Buyer are being, or will be, acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom.  Buyer understands that the Lantronix Shares have not been, and will not be, approved or disapproved by the Commission or by any other federal, state or foreign agency, and that no such agency has passed on the accuracy or adequacy of disclosures made to Buyer by Lantronix.  No federal, state or foreign governmental agency has passed on or made any recommendation or endorsement of the Lantronix Shares or an investment in Lantronix.

(b)           Limitations on Disposition and Resale.  Buyer understands and acknowledges that the Lantronix Shares have not been registered under the Securities Act or the securities laws of any state or foreign jurisdiction and, unless such Lantronix Shares are so registered, they may not be offered, sold, transferred or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable securities laws of any state or foreign jurisdiction.  Buyer understands that it may not be able to liquidate its investment in Lantronix and agrees not to sell, transfer or otherwise dispose of the Lantronix Shares being acquired hereunder by Buyer, unless such Lantronix Shares have been so registered or an exemption from the requirement of registration is available under the Securities Act and any applicable state or foreign securities laws.

(c)           Restrictive Notation.  Buyer acknowledges and agrees that the following notation shall be entered into the records of the transfer agent for Lantronix relating to the Lantronix Shares received by Buyer in book-entry form (or one to substantially similar effect):

“THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE OR FOREIGN SECURITIES LAWS OR UNLESS AN EXEMPTION FROM THE REQUIREMENT FOR SUCH REGISTRATION IS AVAILABLE.”

(d)           Investment Experience.  Buyer has substantial experience in evaluating and investing in private placement transactions of securities in other public companies, and understands that an investment in Lantronix involves substantial risks.  Buyer has such knowledge and experience in financial and business matters so that Buyer is capable of evaluating the merits and risks of its investment in Lantronix.  Buyer (a) has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement; (b) is able to bear the risk of investment in Lantronix; and (c) is able, without impairing its financial condition, to hold the Lantronix Shares being acquired hereunder for an indefinite period of time and to suffer a complete loss of Buyer’s investment.

(e)           Risk Factors.  Buyer recognizes that investing in the Lantronix Shares involves certain risks.  A discussion of these risks can be found in Lantronix’s annual report on Form 10-K for the fiscal year ended June 30, 2011 and its subsequent quarterly reports on Form 10-Q and other reports and documents, each as filed with the Commission.

(f)           Representations Relied Upon by Buyer.  Buyer is acquiring the Lantronix Shares without having been furnished any representations or warranties of any kind whatsoever with respect to the business or financial condition of Lantronix, other than the representations and warranties contained in this Agreement.

(g)           Irrevocable Purchase.  Buyer understands that the purchase of the Lantronix Shares hereunder is irrevocable, except as otherwise provided in any applicable Law governing this Agreement and the transactions contemplated herein.

Section 5.02                      Securities Law Compliance; Nasdaq.

(a)           Lantronix shall, if applicable, timely prepare and file with the Securities and Exchange Commission the form of notice of the sale of securities pursuant to the requirements of Regulation D regarding the sale of the Lantronix Shares under this Agreement.

(b)           Lantronix shall, if applicable, timely prepare and file such applications, consents to service of process (but not including a general consent to service of process) and similar documents and take such other steps and perform such further acts as shall be required by the state securities laws or any foreign laws with respect to the sale of the Lantronix Shares under this Agreement.

(c)           Lantronix shall file an application with Nasdaq or the principal market on which shares of Lantronix’ common stock trade for the listing of the Latronix Shares for trading.

(d)           For a period of ninety days following the date hereof Lantronix shall not issue  or grant (i) any warrants  to purchase shares of Lantronix’ common stock or (ii) any other security (as such term is defined in Section 2(a)(1) of the Securities Act) which is convertible into or exercisable for shares of Lantronix’ common stock, provided, however, that nothing herein shall be deemed to limit Lantronix from selling securities pursuant to Lantronix’ equity compensation plans or otherwise selling shares of Lantronix’ common stock.

Section 5.03                      Further Action.  Each of the Parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement.  Without limiting the foregoing, Buyer and Lantronix will use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the Buyer or Lantronix, as the case may be, advisable for the consummation of the transactions contemplated by this Agreement.

Section 5.04                      Disclosure; Public Filing.  Lantronix may, without prior written consent or notice, disclose the name or identity of Buyer and the terms of this Agreement in any public filing required by applicable Law or the rules or regulations of the Nasdaq Capital Market or other market on which securities of Lantronix are listed or traded.

ARTICLE VI.

CLOSING CONDITIONS

Section 6.01                      Conditions to the Closing.

(a)           Mutual Conditions to the Closing.  The respective obligation of each Party to consummate the purchase and sale of the Lantronix Shares shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):

(i)         no Law shall have been enacted or promulgated, and no Action shall have been taken, by any Governmental Authority of competent jurisdiction which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal; and

(ii)         there shall not be pending any Action by any Governmental Authority of competent jurisdiction seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.

(b)           Lantronix’s Conditions to the Closing.  The obligation of Lantronix to consummate the sale of the Lantronix Shares shall be subject to the satisfaction on the Closing Date of each of the following conditions (any or all of which may be waived by Lantronix in writing, in whole or in part, to the extent permitted by applicable Law):

(i)         Buyer shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement that are required to be performed and complied with by Buyer on the Closing Date;

(ii)         the representations and warranties of Buyer contained in this Agreement shall be true and correct when made as of the Closing Date, (except that in each case, representations made as of a specific date shall be required to be true and correct as of such date only); and

(iii)         Buyer shall have delivered, or caused to be delivered, to Lantronix at the Closing, Buyer’s closing deliveries described in Section 6.02.

(c)           Buyer’s Conditions to the Closing.  The obligation of Buyer to consummate the purchase of the Lantronix Shares from Lantronix shall be subject to the satisfaction on the Closing Date of each of the following conditions with respect to Buyer (any or all of which may be waived by Buyer in writing, in whole or in part, to the extent permitted by applicable Law):

(i)         Lantronix shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement that are required to be performed and complied with by Lantronix on the Closing Date;

(ii)         the representations and warranties of Buyer contained in this Agreement shall be true and correct when made as of the Closing Date (except that, in each case, representations made as of a specific date shall be required to be true and correct as of such date only); and

(iii)         Lantronix shall have delivered, or caused to be delivered, to Buyer at the Closing, Lantronix’s closing deliveries described in Section 6.03.

Section 6.02                      Buyer Deliveries at the Closing.  On the Closing Date, subject to the terms and conditions of this Agreement, Buyer will deliver, or cause to be delivered, to Lantronix:

(a)           The Cash Consideration to Lantronix by wire transfer of immediately available funds to the account of Lantronix as specified by Lantronix to Buyer prior to the Closing; and

(b)           A cross-receipt, dated the Closing Date, executed by Buyer and delivered to Lantronix certifying that Buyer has received the Lantronix Shares from Lantronix in exchange for the Cash Consideration.

Section 6.03                      Lantronix Deliveries at the Closing.  On the Closing Date, subject to the terms and conditions of this Agreement, Lantronix will deliver, or cause to be delivered, to Buyer:

(a)           The Lantronix Shares, in book-entry form, free and clear of any Liens, encumbrances or interests of any other party other than restrictions on transfer imposed by federal, state or foreign securities Laws under this Agreement and those imposed by Buyer;  and

(b)           A cross-receipt, dated the Closing Date, executed by Lantronix and delivered to Buyer certifying that Lantronix received the Cash Consideration from Buyer.

ARTICLE VII.

INDEMNIFICATION, COSTS AND EXPENSES

Section 7.01                      Indemnification by Buyer.  Buyer agrees to indemnify Lantronix and its Representatives (collectively, “Lantronix Related Parties”) from, and hold each of them harmless against any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands and causes of action, and, in connection therewith, and promptly on demand, pay and reimburse each of them for all costs, losses, liabilities,  damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of Buyer contained herein, provided that such claim for indemnification relating to a breach of a representation or warranty is made prior to the expiration of such representation or warranty; provided however, that no Lantronix Related Party shall be entitled to recover special or punitive damages or to recover damages in an amount that exceeds the Cash Consideration.

Section 7.02                      Indemnification by Lantronix.  Lantronix agrees to indemnify Buyer and its Representatives (collectively, “Buyer Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation, or inquiries), demands and causes of action, and, in connection therewith, and promptly on demand, pay and reimburse each of them for all costs, losses, liabilities,  damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of Lantronix contained herein; provided that such claim for indemnification relating to a breach of a representation or warranty is made prior to the expiration of such representation or warranty; and provided further, that no Buyer Related Party shall be entitled to recover from Lantronix special or punitive damages or to recover damages in an amount that exceeds the Cash Consideration.

Section 7.03                      Indemnification Procedure.  Promptly after any Lantronix Related Party or Buyer Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action or proceeding by a third party, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known.  The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith.  If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control.  Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party.  After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (ii) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.  Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, involves no admission of wrongdoing or malfeasance by, and includes a complete release from liability of, the Indemnified Party.

ARTICLE VIII.

MISCELLANEOUS

Section 8.01                      Interpretation.  Article, Section, Schedule and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.”  Whenever Buyer or Lantronix has an obligation under this Agreement, the expense of complying with such obligation shall be an expense of Buyer or Lantronix, as applicable, unless otherwise specified therein.  Whenever any determination, consent or approval is to be made or given by Lantronix under this Agreement, such action shall be in Lantronix’s sole discretion unless otherwise specified therein.  If any provision in this Agreement is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions shall remain in full force and effect. This Agreement has been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.

Section 8.02                      Survival of Provisions.  The representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.04, 3.05, 4.01, 4.02, 4.03, 4.04, 4.05, 4.06 and 4.07, of this Agreement shall survive the execution and delivery of this Agreement indefinitely, and the other representations and warranties set forth in this Agreement shall survive for a period of six (6) months following the Closing Date regardless of any investigation made by or on behalf of Buyer or Lantronix.  The covenants made in this Agreement survive the closing of the transactions described herein and remain operative and in full force and effect as provided in this Agreement regardless of payment for the Lantronix Shares. All indemnification obligations of Buyer and Lantronix pursuant to this Agreement shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the Parties, regardless of any purported general termination of this Agreement.

Section 8.03                      No Waiver; Modifications in Writing.

(a)           Delay.  No failure or delay on the part of any Party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a Party at Law or in equity or otherwise.

(b)           Specific Waiver. Except as otherwise provided herein, no amendment, waiver, consent, modification, or termination of any provision of this Agreement shall be effective unless signed by each of the Parties or each of the original signatories thereto affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Buyer or Lantronix from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on Buyer in any case shall entitle Buyer to any other or further notice or demand in similar or other circumstances.

Section 8.04                      Binding Effect.  This Agreement shall be binding upon Buyer, Lantronix, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Parties to this Agreement, and their respective successors and permitted assigns.

Section 8.05                      Communications.  All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery, electronic mail or personal delivery to the addresses listed on the signature page to this Agreement with respect to the Buyer and Lantronix or to such other address as the Buyer or Lantronix may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via telecopy; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 8.06                      Entire Agreement.  This Agreement is intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Buyer or Lantronix set forth herein.  This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

Section 8.07                      Governing Law.  This Agreement will be construed in accordance with and governed by the Laws of the State of Delaware without regard to principles of conflicts of Laws.

Section 8.08                      Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 8.09                      Expenses.  Except as expressly set forth herein, all costs and expenses (including all legal fees) relating to this Agreement, the negotiations preceding, and the transactions contemplated by, this Agreement shall be paid by the party incurring such costs and expenses.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

TL INVESTMENT GMBH

By: /s/ Manfred Rubin-Schwarz
Name:  Manfred Rubin-Schwarz
Title: Managing Director

Address:
Biesingerstrasse 27
Tuebingen D-72072
Germany
Attention:  Bernhard Bruscha
Facsimile:

with a copy to:
Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York  10022
Attention: Adam W. Finerman, Esq.
Facsimile: 212 451-2222

LANTRONIX, INC.

By: /s/ Kurt Busch
Name: Kurt Busch
Title: President and Chief Executive Officer

Address:
167 Technology Drive,
Irvine, California 92618
Attention:  Kurt Busch
Facsimile:

with a copy to:
Paul Hastings LLP
695 Town Center Drive
Seventeenth Floor
Costa Mesa, California 92626
Attention: John F. Della Grotta, Esq.
Facsimile: 714 979-1921